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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated March 28, 1997 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-33704 and to all references to our firm included in this Form 10-K.



Denver, Colorado                                          ARTHUR ANDERSEN LLP
March 28, 1997



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